UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 28, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

     Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits

(c)	Exhibits

(99.1) Press Release of the Company dated July 28, 2003

(99.2) Press Release of the Company dated July 28, 2003

Item 9. Regulation FD Disclosure.

On July 28, 2003, Dial issued a press release announcing the appointment of Elizabeth M. Harvey as Senior Vice President & General Manager — Air Fresheners, a copy of which is attached as Exhibit 99.1.

Also on July 28, 2003, Dial issued a press release announcing the appointment of Shari Brickin as Vice President — Innovation, a copy of which is attached as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
July 28, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad

Executive Vice President and Chief Financial Officer